NET REVENUES	12 Months Ended
Mar. 31, 2015
NET REVENUES
NET REVENUES

(10)NET REVENUES

The components of net revenues for the years ended March 31, 2013, 2014 and 2015 are as follows:

	Year Ended March 31,
	2013	2014	2015
	RMB	RMB	RMB
Testing services	335,790,689	358,837,352	319,055,019
Test preparation and training solutions	11,343,066	5,949,183	5,710,827
Other revenue	19,541,740	19,881,843	25,391,978

Net revenues	366,675,495	384,668,378	350,157,824

Other revenue primarily includes test-based educational services, licensing fees from authorized test centers, test development services, test certificate services, test administration software product sales and operating lease income. The net revenues from test-based educational services are RMB 6,778,429, RMB 3,309,944 and RMB 273,187 for the years ended March 31, 2013, 2014 and 2015, respectively. The net revenues from product sales are RMB 1,095,370, RMB 569,579 and RMB 1,252,673 for the years ended March 31, 2013, 2014 and 2015, respectively.